                                                                     EXHIBIT 4.1


         [NUMBER]                                [ZIXIT(TM) CORPORATION LOGO]                                  [SHARES]

        C
                                                     ZIXIT CORPORATION

        COMMON STOCK                   INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS                    CUSIP 98974P 10 0

                               THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, IL AND NEW YORK, NY          SEE REVERSE FOR CERTAIN
                                                                                                               DEFINITIONS

               THIS CERTIFIES THAT





               is the owner of


                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF
                                                        ZIXIT CORPORATION

(hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
         This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:                                                      [SEAL]

/s/ RONALD A. WOESSNER                                                       /s/ DAVID P. COOK

                  Secretary                                                      Chairman and Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
         HARRIS TRUST AND SAVINGS BANK


BY                                                                                                                  TRANSFER AGENT
                                                                                                                     AND REGISTRAR

                                                                                                              AUTHORIZED SIGNATURE

                               ZixIt Corporation

        Preemptive rights are denied by the Articles of Incorporation of the Corporation on file in the Office of the Secretary of State of Texas, and the Corporation will furnish a copy of such Articles of Incorporation to the record holder of this certificate without charge on written request to the Corporation at its principal place of business or registered address. The Corporation will also furnish any stockholder upon request without charge a statement of the powers, designations, preferences and rights, and qualifications, limitations and restrictions of such preferences and rights, of all classes and series of the capital stock of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors Act
                   survivorship and not as tenants                           ___________________________________
                   in common                                                               (State)

   Additional abbreviations may also be used though not in the above list.


   For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated _______________________________________



                                     X__________________________________________
                                                     (SIGNATURE)

             NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS WRITTEN  ->
UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                     X__________________________________________
                                                     (SIGNATURE)

                                     -------------------------------------------
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.

                                     -------------------------------------------
                                     SIGNATURE(S) GUARANTEED BY:


                                     -------------------------------------------